                                                                  EXHIBIT 23.6

             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference of our report dated February 2, 1996, related to the consolidated financial statements of Ideon Group, Inc. appearing on page F-8 of this Form 10-K of Cendant Corporation in the following registration statements:

Form S-3s

33-63237, 33-95126, 333-11035, 333-13537, 333-17323, 333-17411, 333-20391,
333-23063, 333-26927, 333-35707, 333-35709, 333-45155, and 333-45227

Form S-8s

33-26875         CUC International Inc. 1987 Stock Option Plan
33-75682         CUC International Inc. 1987 Stock Option Plan as amended
33-93322         CUC International Inc. 1987 Stock Option Plan as amended
33-41823         CUC International Inc. 1990 Directors Stock Option Plan
33-48175         Entertainment Publications Inc. 1988 Non-Qualified Stock Option Plan
33-58896         CUC International Inc. 1992 Bonus and Salary Replacement Stock Option Plan
33-91656         CUC International Inc. 1992 Bonus and Salary Replacement Stock Option Plan as
                 amended
333-03241        CUC International Inc. 1992 Bonus and Salary Replacement Stock Option Plan as
                 amended
33-74068         CUC International Inc. 1992 Directors Stock Option Plan
33-74066         CUC International Inc. 1992 Employee Stock Option Plan
33-91658         CUC International Inc. 1992 Employee Stock Option Plan as amended
333-00475        CUC International Inc. 1992 Employee Stock Option Plan as amended
333-03237        CUC International Inc. 1992 Employee Stock Option Plan as amended
33-75684         CUC International Inc. 1994 Employee Stock Purchase Plan
33-80834         CUC International Inc. Savings Incentive Plan
33-93372         CUC International Inc. 1994 Directors Stock Option Plan
333-09633        Sierra On-Line, Inc. 1987 Stock Option Plan
333-09637        Sierra On-Line, Inc. 1995 Stock Option and Award Plan
333-09655        Papyrus Design Group Inc. 1992 Stock Option Plan
333-22003        Knowledge Adventure 1993 Stock Option Plan
333-30649        CUC International Inc. 1997 Stock Option Plan, CUC International Inc. 1992
                 Employee Stock Option Plan, CUC International Inc. 1992 Bonus and Salary
                 Replacement Stock Option Plan and the Davidson non-plan individual option agreements
333-42503        CUC International Inc. 1997 Stock Incentive Plan


333-42549        HFS Incorporated Employee Savings Plan and PHH Corporation Amended and Restated
                 Employee Investment Plan
333-34517-2      HFS Incorporated 1992 Incentive Stock Option Plan and HFS Incorporated Amended
                 and Restated 1993 Stock Option Plan
333-45183        Cendant Corporation 1997 Employee Stock Plan
333-47537        RCI Retirement Savings Plan

PRICE WATERHOUSE LLP
Tampa, Florida
March 30, 1998